                                                                    Exhibit 99.2

             SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

         These Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") dated as of May 5, 2004 among SLM Funding LLC (in such capacity, the "Seller"), SLM Student Loan Trust 2004-4 (the "Purchaser"), and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of the Seller under the Interim Trust Agreement dated as of May 1, 2004 between the Seller and the Interim Eligible Lender Trustee, and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2004-4 (the "Eligible Lender Trustee"), shall be effective upon execution by the parties hereto. References to the Seller herein mean the Interim Eligible Lender Trustee, and references to the Purchaser mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

         WHEREAS, the Seller is the owner of certain student loans guaranteed under the Higher Education Act;

         WHEREAS, legal title to such loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of the Seller as the sole beneficiary;

         WHEREAS, the Seller may desire to sell its interest in such loans from time to time and the Purchaser may desire to purchase such loans from the Seller; and

         WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans for the benefit of the Purchaser.

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1. TERMS

         These Master Sale Terms establish the terms under which the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of the Seller) may sell and the Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Sale Agreement ("Sale Agreement") as the parties may execute from time to time pursuant to these Master Sale Terms. Each such Sale Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among the Seller, the Purchaser, the Eligible Lender Trustee on behalf of the Purchaser, and the Interim Eligible Lender Trustee for the benefit of the Seller with respect to the Loans covered by the terms of such Sale Agreement for all purposes. If the terms of a Sale Agreement conflict with the terms of these Master Sale Terms, the terms of such Sale Agreement shall supersede and govern.

SECTION 2. DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A to this agreement.

         For purposes hereof:

         (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

         (B) "Bill of Sale" means the document in the form of Attachment B hereto, executed by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller which shall (i) set forth the Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee on behalf of the Purchaser and (ii) sell, assign and convey to the Eligible Lender Trustee, on behalf of the Purchaser, and its assignees all right, title and interest of the Seller and of the Interim Eligible Lender Trustee, for the benefit of the Seller, in the Loans listed on the Bill of Sale and (iii) certify that the representations and warranties made by the Seller pursuant to
         Section 5(A) and (B) of these Master Sale Terms are true and correct.

         (C) "Borrower" means the obligor on a Loan.

         (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

         (E) "Cutoff Date" means April 19, 2004 and, with respect to subsequent sales hereunder, a date agreed to by the Seller and the Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

         (F) "Delinquent" means the period any payment of principal or interest due on the Loan is overdue.

         (G) "Eligible Loan" means a Loan offered for sale by the Seller under the Sale Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Sale Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                  (i) is a Stafford Loan, a PLUS Loan or SLS Loan and is not a Consolidation Loan;

                  (ii) is owned by the Seller and is fully disbursed;

                  (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

                  (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

                  (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

                  (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

                  (vii) is current or no payment of principal or interest shall be more than 210 days past due as of the Cutoff Date;

                  (viii) the last disbursement was before the Cutoff Date;

                  (ix) is supported by the following documentation:

                           1.       loan application, and any supplement
                                    thereto,

                           2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

                           3.       evidence of guarantee,

                           4. any other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

                           5. if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                           6. if applicable, documentation which supports periods of current or past deferment or past forbearance,

                           7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

                           8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                           9. if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower's school(s) have been notified, and

                           10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

         (H) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(l) and 2.9(f) of the Administration Agreement.

         (I) "Initial Payment" means the dollar amount specified in the applicable Sale Agreement.

         (J) "Loan" means the Eligible Loans evidenced by the Note sold on the Closing Date pursuant to the Sale Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

         (K) "Loan Transmittal Summary Forms" means the forms provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, (i) the Loans subject to the Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

         (L) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

         (M) "PLUS Loan" means a Loan which was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

         (N) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

         (O) "Purchase Price" means the Initial Payment.

         (P) "Secretary" means the United States Secretary of Education or any successor.

         (Q) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

         (R) "Stafford Loan" means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

         (S) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

         (T) "Unsubsidized Stafford Loan" means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3. SALE/PURCHASE

         (A) Consummation of Sale and Purchase

                  The sale and purchase of Eligible Loans pursuant to a Sale Agreement shall be consummated upon (i) the Purchaser's receipt from the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller of the Bill of Sale, (ii) the payment by the Purchaser to the Seller of the Initial Payment and (iii) the issuance to the Seller of the Excess Distribution Certificate. Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale. The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Sale Agreement with respect to each Loan.

         (B) Settlement of the Initial Payment

                  On the date of the Bill of Sale, the Purchaser shall pay the Seller the Initial Payment by wire transfer in immediately available funds to the account specified by the Seller.

         (C) Interest Subsidy and Special Allowance Payments and Rebate Fees

                  The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans up to but not including the Cutoff Date. The Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the Cutoff Date.

         (D) Special Programs

                  In consideration of the sale of the Eligible Loans under these Master Sale Terms and each Sale Agreement, the Purchaser agrees to cause the Servicer to offer each Borrower of a Trust Student Loan all special programs whether or not in existence as of the date of any Sale Agreement generally offered to the obligors of comparable loans owned by the transferor of that Trust Student Loan to the Seller, subject to the terms and conditions of Section 3.12 of the Servicing Agreement.

SECTION 4. CONDITIONS PRECEDENT TO SALE AND PURCHASE

         (A) Activities Prior to the Sale

                  Following the execution of a Sale Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the Loans is present and correct.

         (B) Continued Servicing

                  The Seller shall service, or cause to be serviced, all Loans as required under the Higher Education Act until the date of the Bill of Sale.

         (C) Bill of Sale/Loan Transmittal Summary Form

                  The Seller shall deliver to the Purchaser:

                  (i) a Bill of Sale that (a) has been duly authorized, executed and delivered by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, covering Loans offered by the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Eligible Lender Trustee for the benefit of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, including the insurance interest of the Interim Eligible Lender Trustee for the benefit of the Seller, in each of the Loans, and (c) states that the representations and warranties made by the Seller in Section 5(A) and (B) of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

                  (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

         (D) Endorsement

                  The Seller shall provide a blanket endorsement transferring the entire interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Loans to the Eligible Lender Trustee for the benefit of the Purchaser with the form of endorsement provided for in the Sale Agreement.

                  At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as the Purchaser may request from time to time.

         (E) Officer's Certificate

                  The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale of Loans pursuant to these Master Sale Terms, an Officer's Certificate, dated as of the date of such Bill of Sale.

         (F) Loan Transfer Statement

                  Upon the Purchaser's request, the Seller shall deliver to the Purchaser one (1) or more Loan Transfer Statements (Department Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Interim Eligible Lender Trustee for the benefit of the Seller and dated the date of the Bill of Sale. The Seller agrees that the Purchaser and the Eligible Lender Trustee may use the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Interim Eligible Lender Trustee for the benefit of the Seller to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans listed on the Bill of Sale.

         (G) Power of Attorney

                  The Seller and the Interim Eligible Lender Trustee hereby grant to the Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Eligible Lender Trustee on behalf of the Purchaser and to transfer or to cause to be transferred any Note from SLMA or the Servicer to the Eligible Lender Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND ELIGIBLE LENDER TRUSTEE

         (A) General

         The Seller represents and warrants to the Purchaser that with respect to a portfolio of Loans as of the date of each Sale Agreement and Bill of Sale:

                  (i) The Interim Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

                  (ii) The Interim Eligible Lender Trustee and the Seller are duly organized and existing under the laws of the applicable jurisdiction;

                  (iii) The Interim Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of these Master Sale Terms and each Sale Agreement; and

                  (iv) The Interim Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased under Sale Agreements executed pursuant to these Master Sale Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser.

         (B) Particular

                  The Seller represents and warrants to the Purchaser as to the Loans purchased by the Purchaser under each Sale Agreement and each Bill of Sale executed pursuant to these Master Sale Terms:

                  (i) The Interim Eligible Lender Trustee for the benefit of the Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;

                  (ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Interim Eligible Lender Trustee and the Seller;

                  (iii) The Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

                  (iv) The Loans are Eligible Loans and the description of the Loans set forth in the Sale Agreement and the Loan Transmittal Summary Form is true and correct;

                  (v) The Interim Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchased by the Seller and or the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Seller and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Seller is a party or by which the Interim Eligible Lender Trustee or the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

                  (vi) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

                  (vii) No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to the Interim Eligible Lender Trustee;

                  (viii) Each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the Bill of Sale;

                  (ix) Any payments on the Loans received by the Interim Eligible Lender Trustee for the benefit of the Seller which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date as stated on the Loan Transmittal Summary Form is true and correct;

                  (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

                  (xi) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

                  (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

                  (xiii) No Loan is more than two hundred and ten (210) days Delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                  (xiv) It is the intention of the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller and the Interim Eligible Lender Trustee to the Eligible Lender Trustee for the benefit of the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

                  (xv) The Interim Eligible Lender Trustee and the Seller have caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Eligible Lender Trustee hereunder;

                  (xvi) Except for Loans executed electronically, there is only one original executed copy of the Note evidencing each Loan. For Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Loans. The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee. All financing statements filed or to be filed against the Interim Eligible Lender Trustee and the Seller in favor of the Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee;"

                  (xvii) Other than the security interest granted to the Eligible Lender Trustee pursuant to this Agreement, the Seller and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Interim Eligible Lender Trustee that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated. The Seller and the Interim Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Interim Eligible Lender Trustee; and

                  (xviii) No Borrower of a Loan as of the Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

         (C) The Eligible Lender Trustee and the Purchaser represent and warrant that as of the date of each Sale Agreement and each Bill of Sale:

                  (i) The Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Sale Terms;

                  (ii) The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Sale Terms and each Sale Agreement, and these Master Sale Terms and each Sale Agreement have been and will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Sale Agreement on its behalf;

                  (iii) Neither the execution nor the delivery by it of these Master Sale Terms and each Sale Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

                  (iv) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Sale Terms and each Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6. PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to these Master Terms shall give notice to the other such parties and to the Servicer, the Administrator and SLMA promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, the Seller shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. The Seller shall also remit as provided in Section 2.6 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this
Section 6, the Seller shall remit the Purchase Amount in the manner specified in
Section 2.6 of the Administration Agreement.

         In addition, if any breach of Sections 5(A) and (B) hereof by the Seller does not trigger such purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a

Guarantor), or the loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

         Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Seller or the Servicer, exceeds 1% of the Pool Balance, the Seller or the Servicer shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by the Seller or the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6), with Trust Student Loans with the earliest such date to be purchased first.

         In lieu of repurchasing Trust Student Loans pursuant to this Section 6, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                           (1) status (i.e., in-school, grace, deferment, forbearance or repayment),

                           (2) program type (i.e., Unsubsidized Stafford Loan or Subsidized Stafford Loan (pre-1993 vs. post-1993), PLUS Loan or SLS Loan),

                           (3)      school type,

                           (4)      total return,

                           (5)      principal balance, and

                           (6)      remaining term to maturity.

         In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.

         In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement. The sole remedy of the Purchaser, the Eligible Lender Trustee and the Noteholders with respect to a breach by the Seller pursuant to Section 5(A) and (B) hereof shall be to require the Seller to purchase Trust Student Loans, to reimburse the Purchaser as provided above or to substitute Student Loans pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

         (A) Any payment received by the Seller with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to the Purchaser, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by the Seller with respect to any Loan subject to any Sale Agreement shall be transmitted by the Seller to Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8. CONTINUING OBLIGATION OF SELLER

         The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

SECTION 9. LIABILITY OF SELLER; INDEMNITIES

         The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under these Master Sale Terms.

                  (i) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

                  (ii) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sale Agreement, or by reason of reckless disregard of its obligations and duties under the Sale Agreement.

                  (iii) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sale Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Sale Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

         Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF
SELLER

         Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached, (iii) the surviving Person, if other than the Seller, shall have delivered to the Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction,
(iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders and (v) if the Seller is not the surviving entity, the Seller shall have delivered to the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11. LIMITATION ON LIABILITY OF SELLER AND OTHERS

         The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 5 herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, the Seller shall remit such amount to the Eligible Lender Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE

         Notwithstanding anything contained herein to the contrary, these Master Sale Terms and any Sale Agreement have been signed by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Purchaser and the Interim Eligible Lender Trustee for the Seller, as the case may be, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Purchaser or of the Seller, respectively, under these Master Sale Terms or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

SECTION 13. EXPENSES

         Except as otherwise provided herein, each party to these Master Sale Terms or any Sale Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Sale Agreement and the transactions contemplated herein or therein.

SECTION 14. SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Agreements executed pursuant to these Master Sale Terms shall survive the consummation of the purchase of the Loans provided for in each Sale Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and shall survive with respect to each Loan. Each Sale Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof. A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

SECTION 15. COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the Sale Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16. FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17. AMENDMENT

         These Master Sale Terms and any Sale Agreement may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Sale Terms and Sale Agreements or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

         In addition, these Master Sale Terms and any Sale Agreement may also be amended from time to time by the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Master Sale Terms or any Sale Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to these Master Sale Terms, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Sale Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18. NONPETITION COVENANTS

         Notwithstanding any prior termination of these Master Sale Terms, the Seller and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

         Notwithstanding any prior termination of these Master Sale Terms, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

SECTION 19. ASSIGNMENT

         The Seller and the Interim Eligible Lender Trustee each hereby assigns its entire right, title and interest as purchaser and as the Interim Eligible Lender Trustee under the Purchase Agreement Master Securitization Terms Number 1000 and any Purchase Agreement thereunder to the Purchaser as of the date hereof and acknowledges that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

SECTION 20. GOVERNING LAW

         These Master Sale Terms and any Sale Agreements shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the parties hereto have caused these Master Sale Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC                         SLM STUDENT LOAN TRUST 2004-4
---------------                         -----------------------------
(Seller)                                (Purchaser)
                                        by Chase Manhattan Bank USA, National
                                        Association, not in its individual
                                        capacity but solely as Eligible Lender
                                        Trustee

By: /s/ MARK L. HELEEN                  By: /s/ JOHN J. CASHIN

Name: Mark L. Heleen                    Name: John J. Cashin
Title: Vice President                   Title: Vice President

CHASE MANHATTAN BANK USA,               CHASE MANHATTAN BANK USA, NATIONAL
NATIONAL ASSOCIATION, not in its        ASSOCIATION, not in individual capacity
individual capacity but solely as       but solely as Eligible Lender Trustee
Interim its  Eligible Lender
Trustee

By: /s/ JOHN J. CASHIN                  By: /s/ JOHN J. CASHIN

Name: John J. Cashin                    Name: John J. Cashin
Title: Vice President                   Title: Vice President

                                                                    ATTACHMENT A

                                 SALE AGREEMENT

                             DATED AS OF MAY 5, 2004
                             SALE AGREEMENT NUMBER 1

         Each of the Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of SLM Funding LLC (the "Seller") and the Seller hereby offer for sale to the Eligible Lender Trustee on behalf of SLM Student Loan Trust 2004-4 (the "Purchaser") the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller's and the Interim Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days Delinquent as of the Cutoff Date which date shall be April 19, 2004.

                         TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 (the "Master Sale Terms") and amendments, each incorporated herein by reference, among the Seller, the Interim Eligible Lender Trustee, the Purchaser, and the Eligible Lender Trustee. The Initial Payment of the Loans shall equal $2,515,129,886, equal to $2,521,531,556 (representing the sale price of the Notes less underwriters' commissions and fees), less $6,252,920 (representing the Reserve Account Initial Deposit), and less $148,750 (representing the Interest Rate Cap Agreement Upfront Payment).

         This document shall constitute a Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Sale Agreement. The Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

         Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form 1074) as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans on the date of purchase.

         The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Seller hereby grants to the Eligible Lender Trustee on behalf of the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

         IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC                            SLM STUDENT LOAN TRUST 2004-4
---------------                            -----------------------------
(Seller)                                   (Purchaser)
                                           by Chase Manhattan Bank USA, National
                                           Association, not in its individual
                                           capacity but solely as Eligible
                                           Lender Trustee

By: ___________________________            By: ____________________________

Name: ________________________             Name: __________________________

Title: ________________________            Title: ___________________________

CHASE MANHATTAN BANK USA,                  CHASE MANHATTAN BANK USA, NATIONAL
NATIONAL ASSOCIATION, not in its           ASSOCIATION, not in its individual
individual capacity but solely as          capacity but solely as Eligible
Interim Eligible Lender Trustee            Lender Trustee

By: __________________________             By: ___________________________

Name: ________________________             Name: _________________________

Title: _________________________           Title: __________________________

                             SALE AGREEMENT NUMBER 1

                      BLANKET ENDORSEMENT DATED MAY 5, 2004

         Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (the "Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one
(1) of the promissory notes (the "Notes") described in the Bill of Sale executed by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in favor of Chase Manhattan Bank USA, National Association as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2004-4 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Sale Agreement among the Seller, the Purchaser, Interim Eligible Lender Trustee, and the Eligible Lender Trustee which covers this promissory note.

         This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

         Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT (" SALE AGREEMENT"). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER'S PAYMENT TO THE SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

         IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER
----------------------------------       ---------------------------------------
Chase Manhattan Bank USA, National       Chase Manhattan Bank USA, National
Association, not in its individual       Association, not in its individual
capacity but solely as Interim           capacity but solely as Eligible Lender
Eligible Lender Trustee for the          Trustee on behalf of SLM Student Loan
Benefit of SLM Funding LLC               Trust 2004-4

Lender Code: 833 253

                                         By: _____________________________
By: ____________________________             (Signature of Authorized Signatory
    (Signature of Authorized Officer)        for the Purchaser)

                                         Name: __________________________
Name: _________________________

                                         Title: ___________________________
Title: __________________________

                                         Date of Purchase: _________________

                                                                    ATTACHMENT B

                         BILL OF SALE DATED MAY 5, 2004

         The undersigned SLM Funding LLC ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller under the Interim Trust Agreement dated as of May 1, 2004 ("Interim Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Sale Agreement Number 1 ("Sale Agreement") among the Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 2004-4 ("Purchaser") and Chase Manhattan Bank USA, National Association as the Eligible Lender Trustee, do hereby sell, assign and convey to the Eligible Lender Trustee on behalf of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee, including the insurance interest of the Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Eligible Lender Trustee on behalf of the Purchaser has accepted for purchase. The portfolio accepted for purchase by the Eligible Lender Trustee on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

         The Seller hereby makes the representations and warranties set forth in
Section 5 of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the Sale Agreement. The Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Loans on the date of purchase.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

- Not in claims status, not previously rejected

- Not in litigation

- Last disbursement was on or before the Cutoff Date

- Loan is not swap-pending

*Based upon the Seller's estimated calculations, which may be adjusted upward or downward based upon the Purchaser's reconciliation.

**Includes interest to be capitalized.

GUARANTOR(S):

American Student Assistance
Arizona Educational Loan Program
California Student Aid Commission
Colorado Student Loan Program
Connecticut Student Loan Foundation
Educational Credit Management Corporation of Virginia
Finance Authority of Maine
Florida Bureau of Student Financial Assistance
Georgia Higher Education Assistance Corporation
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Student Aid Commission
Kentucky Higher Education Assistance Authority
Louisiana Office of Student Financial Assistance
Maryland Higher Education Loan Corporation
Michigan Guaranty Agency
Mississippi Guaranteed Student Loan Agency
Missouri Student Loan Program
Montana Guaranteed Student Loan Program
Nebraska Student Loan Program
New Jersey Office of Student Assistance
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Rhode Island Higher Education Assistance Authority
South Dakota Education Assistance Corporation
State Student Assistance Commission of Indiana
Student Loan Guarantee Foundation of Arkansas, Inc.
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.
Utah Higher Education Assistance Authority

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER
----------------------------------       ---------------------------------------
Chase Manhattan Bank USA, National       Chase Manhattan Bank USA, National
Association, not in its individual       Association, not in its individual
capacity but solely as Interim           capacity but solely as Eligible Lender
Eligible Lender Trustee for the          Trustee on behalf of SLM Student Loan
Benefit of SLM Funding LLC               Trust 2004-4

Lender Code: 833 253

                                         By: _____________________________
By: ____________________________             (Signature of Authorized Signatory
    (Signature of Authorized Officer)        for the Purchaser)

                                         Name: __________________________
Name: _________________________

                                         Title: ___________________________
Title: __________________________

                                         Date of Purchase: _________________